Stock-Based Compensation	3 Months Ended
Mar. 31, 2022
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation

14. Stock-Based Compensation

The Company sponsors an equity incentive plan (the “Plan”) in which certain employees and non-employee directors participate. The Plan is administered by the compensation committee of the board of directors of the Company (the “Compensation Committee”). The Company measures the cost of services received in exchange for an award of equity instruments (typically restricted stock unit awards (“RSUs”) and stock options) based on the grant-date fair value of the awards issued under the Plan that are equity classified. Liability classified RSUs are valued based on the fair value of the stock at each reporting period until the date of settlement with changes in fair value recognized as increases or decreases in stock-based compensation expense in the accompanying consolidated statements of comprehensive income (loss) each reporting period over the period during which an employee or non-employee director is required to provide service in exchange for the awards, usually the vesting period. The fair value of the stock options is calculated using the Black-Scholes option-pricing model. forfeitures are accounted for as they occur.

On February 18, 2022, the Company granted 57 thousand stock options, all of which are vested and have a 5-year term. The options have a strike price of $5.25. The Company also issued 74 thousand fully vested shares of common stock as stock-based compensation at $5.25 a share.

The following table is a summary of stock-based compensation expense for the periods:

	Successor	Predecessor
	March 31, 2022	March 31, 2021
Stock-based compensation	225
Equity-based compensation – other	387	—
Total equity-based compensation expense	$612	$—